UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2005


                        Global Environmental Energy Corp.
                ------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Bahamas                       33-24483-NY                  n/a
------------------------       ----------------------     ----------------------
(State or other jurisdic-      (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)


                                Magna Carta Court
                                Parliament Street
                                  PO Box N-918
                                 Nassau, Bahamas
                ------------------------------------------------
                                Business Address


           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
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                           Principal Place of Business


                                 1-877-723-6315
                ------------------------------------------------
                          Registrant's Telephone Number


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS

Item 8.01  Other Events

On January 21, 2005 An Letter of Intent was signed between Shenzhen Branch of Yankuang Group, Co., Ltd, Shenzhen Rayes Group Co. Ltd, and Biosphere Development Corp, the subsidiary of Global Environmental Corp, to register two new companies to operate joint venture Biosphere projects in China.

One of these new joint venture companies will be an operating company, responsible for plant management, marketing and development to handle solid municipal waste, using tires, waste oiled water, waste water, coal and bio-mass as the primary feedstock in China's The second new joint venture company will be an investment company, responsible for financing investment and the development of relationship with the government of China



SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

10.1  *        Letter of Intent  regarding Joint Venture between Shenzhen Branch of Yankuang  Group,  Co., Ltd , Shenzhen  Rayes Group Co. Ltd and
               Biosphere    Development   Corp,   the   subsidiary   of   Global
               Environmental Corp ,dated January 21, 2005

10.2  *        NON-DISCLOSURE   AGREEMENT   Confidentiality   Agreement  between
               Shenzhen  Branch of Yankuang  Group,  Co.,  Ltd , Shenzhen  Rayes
               Group Co. Ltd and Biosphere  Development  Corp, the subsidiary of
               Global Environmental Corp , dated January 21, 2005
----------------------
*    Filed herewith



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp


By: /s/Dr. CA McCormack
--------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
For and on behalf of Global Environmental Energy Corp.